UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 15, 2003
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

     The Registrant incorporates by reference the press release dated April 15, 2003 attached as Exhibit 20, relating to the Company's announcement of unaudited results for the quarter ended March 31, 2003.

Item 7.  Financial Statements and Exhibits.

     The Registrant incorporates by reference the press release dated April 15, 2003 attached as Exhibit 20, relating to the Company's announcement of unaudited results for the quarter ended March 31, 2003.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     April 15, 2003              /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated April 15, 2003

Exhibit 20


                                 NEWS RELEASE


FOR IMMEDIATE RELEASE
April 15, 2003

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
             UNAUDITED RESULTS FIRST QUARTER 2003 -- $465,000

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq SmallCap/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $465,000 for the quarter ended March 31, 2003, a decrease of $39,000, or 7.7%, from the $504,000 reported for the same period in 2002. Basic earnings per share were $0.60 for the quarter ended March 31, 2003, compared to $0.59 for the quarter ended March 31, 2002, while fully diluted earnings per share were $0.53 for the quarter ended March 31, 2003, compared to $0.55 for the quarter ended March 31, 2002.

Net interest income was $1,491,000 for the three months ended March 31, 2003, a decrease of $66,000, or 4.2%, compared to $1,557,000 for the first quarter in 2002. Net interest income declined mainly as a result of lower interest income from loans due to a decline in total loans from a year ago and a reduction in average loan yields. The decline in net interest income from loans was partially offset by a decrease in interest expense on deposits and Federal Home Loan Bank ("FHLB") advances. This decline was primarily due to a shift in deposits from higher-rate certificates of deposit to lower-rate demand accounts. The Company also maintained lower balances of FHLB advances during the first quarter of 2003 compared to the first quarter of 2002. The Company recorded no provision for loan losses for the first quarter of 2003 compared to $60,000 for the quarter ended March 31, 2002. Management's analyses of the allowance for loan losses during the first quarter of 2003 determined that no additional allocation to the allowance was warranted for the quarter.

Noninterest income totaled $851,000 for the first quarter in 2003, $71,000, or 9.1%, higher than the $780,000 recorded for the three months ended March 31, 2002. This increase was mostly due to net gains from sales of mortgage loans. Net gains on the sale of mortgage loans were $259,000 for the first quarter of 2003 compared to $106,000 for the first quarter of 2002. The Company sold or committed to sale $14.03 million in mortgage loans during the first quarter of 2003 compared to $5.11 million for the quarter ended March 31, 2002.

Noninterest expense was $1,579,000 for the first quarter in 2003, $133,000, or 9.2% higher than the $1,446,000 reported for the quarter ended March 31, 2002. Noninterest expense categories that were higher in 2003 included salaries and employee benefits, legal and professional fees, and directors fees.

Total assets at March 31, 2003 were $172.06 million, compared to $167.25 million at December 31, 2002.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ SmallCap Market System under the symbol "GTPS."


                                ###
                          GTPS-pr-2003-0

Great American Bancorp, Inc.
Consolidated Balance Sheets
March 31, 2003 and December 31, 2002
(in thousands, except share data)
                                            March 31, 2003     Dec. 31, 2002
                                              (Unaudited)
----------------------------------------------------------------------------
Assets
 Cash and due from banks                    $       6,854      $       4,990
 Interest-bearing demand deposits                  38,195             27,344
                                              ------------------------------
     Cash and cash equivalents                     45,049             32,334

 Held-to-maturity securities                        1,055              1,262
 Mortgage loans held for sale                       1,944              1,658
 Loans, net of allowance for loan
  losses of $1,189 and $1,188 in 2003
  and 2002, respectively                          114,376            122,336
 Premises and equipment                             6,058              6,146
 Federal Home Loan Bank stock                       1,261              1,227
 Interest receivable                                  587                683
 Cash surrender value of life insurance               272                268
 Insurance premiums receivable                        320                225
 Deferred income taxes                                 46                 46
 Mortgage servicing rights                            182                192
 Other                                                910                873
                                            --------------------------------
     Total assets                           $     172,060      $     167,250
                                            ================================
Liabilities and Stockholders' Equity
 Liabilities
  Deposits
   Noninterest-bearing deposits             $      14,166      $      12,399
   Interest-bearing deposits
    Savings, NOW and money market                  63,616             57,343
    Time                                           60,325             61,549
                                            --------------------------------
     Total deposits                               138,107            131,291

  Federal Home Loan Bank advances                  14,000             15,000
  Deferred compensation - directors                   618                645
  Advances from borrowers for
   taxes and insurance                                410                265
  Accrued postretirement benefit obligation           267                255
  Accrued real estate taxes                           174                138
  Premiums due insurance companies                     85                201
  Dividends payable                                    86                 90
  Income taxes payable                                183                 55
  Interest payable                                     57                 62
  Other                                               345                310
                                            --------------------------------
     Total liabilities                            154,332            148,312
                                            --------------------------------

Stockholders' Equity
 Preferred stock, $0.01 par value
  Authorized and unissued --
   1,000,000 shares                                    --                 --
 Common stock, $0.01 par value
  Authorized -- 7,000,000 shares
  Issued -- 2,052,750 shares
  Outstanding: 2003 - 765,790 shares,
      2002 - 818,490 shares                            21                 21
 Additional paid-in-capital                        20,166             20,166
 Retained earnings                                 19,753             19,374
                                            --------------------------------
                                                   39,940             39,561
 Treasury stock, at cost
  Common: 2003 - 1,286,960 shares,
   2002 - 1,234,260 shares                        (22,147)           (20,557)
 Unearned incentive plan shares:
  2003 - 4,529 shares, 2002 - 4,589 shares            (65)               (66)
                                            --------------------------------
     Total stockholders' equity                    17,728             18,938
                                            --------------------------------
     Total liabilities and
      stockholders' equity                  $     172,060      $     167,250
                                            ================================

Great American Bancorp, Inc.
Consolidated Statements of Income
For the Three Months Ended March 31, 2003 and March 31, 2002
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                           March 31, 2003     March 31, 2002
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      2,208      $       2,657
 Held-to-maturity securities                           19                 32
 Deposits with banks and other                        102                 49
                                            --------------------------------
   Total interest income                            2,329              2,738
                                            --------------------------------
Interest Expense:
 Deposits                                             677                949
 Federal Home Loan Bank advances                      154                225
 Other                                                  7                  7
                                            --------------------------------
   Total interest expense                             838              1,181
                                            --------------------------------
Net Interest Income                                 1,491              1,557

Provision for Loan Losses                              --                 60
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          1,491              1,497
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                          406                462
 Brokerage commissions                                 16                 32
 Customer service fees                                126                125
 Other service charges and fees                        60                 44
 Net gains on loan sales                              259                106
 Loan servicing fees                                  (20)                 4
 Other                                                  4                  7
                                            --------------------------------
   Total noninterest income                           851                780
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                       908                835
 Net occupancy expense                                141                139
 Equipment expense                                    122                126
 Data processing fees                                  17                 19
 Deposit insurance premium                              5                  6
 Printing and office supplies                          77                 68
 Legal and professional fees                           73                 48
 Directors and committee fees                          37                 25
 Insurance expense                                     18                 14
 Marketing and advertising expense                     52                 46
 Other                                                129                120
                                            --------------------------------
   Total noninterest expenses                       1,579              1,446
                                            --------------------------------
Income Before Income Taxes                            763                831

Provision for Income Taxes                            298                327
                                            --------------------------------
Net income                                  $         465      $         504
                                            ================================
Earnings per share:
 Basic                                      $        0.60      $        0.59
                                            ================================
 Diluted                                    $        0.53      $        0.55
                                            ================================


Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                           March 31, 2003     March 31, 2002
----------------------------------------------------------------------------
Total assets                                $     172,060      $     170,973
Total loans, net                                  114,376            136,728
Loan loss reserve                                   1,189              1,102
Non-performing assets                                 399                340
Non-performing assets to total assets                0.23%              0.20%
Allowance for loan losses to total assets            0.69%              0.64%
Investment securities                               1,055              1,843
Total deposits                                    138,107            130,996
Checking deposits                                  37,202             32,591
Money market deposits                              22,082             14,921
Passbook savings deposits                          18,498             16,715
Certificates of deposit                            60,325             66,769
Federal Home Loan Bank advances                    14,000             19,000
Total stockholders' equity                         17,728             18,732



                                                     Three Months Ended
                                              March, 2003        March, 2002
----------------------------------------------------------------------------
Net interest margin (annualized)                    3.92%              4.14%
ROA (annualized)                                    1.12%              1.22%
ROE (annualized)                                   10.38%             11.02%